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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2015

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Global Infrastructure Fund

July 31, 2015 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 77.1%
AUSTRALIA 2.7%
Transurban Group	1,247,880	$9,082,579
FINLAND 1.3%
Wartsila OYJ	91,730	4,213,052
FRANCE 2.5%
Alstom SA (a)	118,120	3,471,451
Schneider Electric SE	69,270	4,837,661
Total		8,309,112
IRELAND 1.9%
Ingersoll-Rand PLC	101,690	6,243,766
ITALY 2.6%
Infrastrutture Wireless Italiane SpA (a)(b)	796,903	3,826,371
Snam SpA	1,012,820	4,983,239
Total		8,809,610
JAPAN 1.4%
Kansai Electric Power Co., Inc. (The) (a)	351,950	4,772,189
MARSHALL ISLANDS 0.7%
DHT Holdings, Inc.	278,840	2,216,778
SPAIN 5.2%
Aena SA (a)(b)	43,870	4,837,297
Cellnex Telecom SAU (a)(b)	250,530	4,151,934
Ferrovial SA	347,990	8,461,470
Total		17,450,701
SWEDEN 1.2%
Volvo AB B Shares	346,480	4,100,688
SWITZERLAND 1.8%
TE Connectivity Ltd.	99,789	6,079,146
UNITED KINGDOM 8.9%
BP PLC	1,408,700	8,699,495
Delphi Automotive PLC	71,390	5,574,131
Liberty Global PLC, Class A (a)	181,330	9,512,572
Vodafone Group PLC, ADR	163,216	6,166,300
Total		29,952,498

Issuer	Shares	Value

Common Stocks (continued)
UNITED STATES 46.9%
Advanced Drainage Systems, Inc.	233,180	$6,489,399
American Airlines Group, Inc.	120,310	4,824,431
Baker Hughes, Inc.	43,370	2,521,965
Cisco Systems, Inc.	270,080	7,675,673
Comcast Corp., Class A	102,520	6,398,273
DISH Network Corp., Class A (a)	100,960	6,523,026
Exxon Mobil Corp.	97,570	7,728,520
Honeywell International, Inc.	52,538	5,519,117
Kansas City Southern	64,240	6,371,966
Kinder Morgan, Inc.	245,780	8,513,819
KLA-Tencor Corp.	97,850	5,190,942
Lam Research Corp.	93,370	7,177,352
Occidental Petroleum Corp.	74,030	5,196,906
PG&E Corp.	188,900	9,919,139
Quanta Services, Inc. (a)	268,622	7,419,340
Questar Corp.	419,570	9,289,280
Rockwell Automation, Inc.	46,000	5,371,880
SBA Communications Corp., Class A (a)	57,790	6,976,409
Schlumberger Ltd.	108,940	9,022,411
Thermo Fisher Scientific, Inc.	53,000	7,395,090
Union Pacific Corp.	56,200	5,484,558
Visteon Corp. (a)	32,220	3,206,857
Williams Companies, Inc. (The)	83,630	4,388,902
Xylem, Inc.	233,654	8,068,073
Total		156,673,328
Total Common Stocks (Cost: $232,001,020)		$257,903,447

Convertible Preferred Stocks 4.6%
United States 4.6%
American Tower Corp., 5.500%	56,170	5,699,570
Crown Castle International Corp., 4.500%	92,200	9,534,402
Total		15,233,972
Total Convertible Preferred Stocks (Cost: $14,804,557)		$15,233,972

Issuer	Coupon Rate	Principal Amount		Value

Corporate Bonds & Notes (c) 7.2%
MEXICO 1.2%
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index) (b)
12/15/35	5.950%	MXN	67,645,235	$4,138,818

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (c) (continued)
PERU 0.8%
Union Andina de Cementos SAA (b)
10/30/21	5.875%	$2,450,000	$2,505,125
UNITED STATES 5.2%
AECOM (b)
10/15/22	5.750%	2,500,000	2,537,500
Cemex Finance LLC (b)
04/01/24	6.000%	5,000,000	5,025,750
Florida East Coast Holdings Corp. (b)
05/01/19	6.750%	4,000,000	4,040,000
Solar Star Funding LLC (b)
06/30/35	3.950%	5,000,000	4,716,800
TerraForm Power Operating LLC (b)
02/01/23	5.875%	1,020,000	1,029,567
Total			17,349,617
Total Corporate Bonds & Notes (Cost: $24,985,832)			$23,993,560

Convertible Bonds 2.0%
UNITED STATES 2.0%
Cheniere Energy, Inc.
03/15/45	4.250%	5,000,000	3,753,125
SunEdison, Inc. (b)
06/01/25	3.375%	3,200,000	2,914,950
Total			6,668,075
Total Convertible Bonds (Cost: $6,612,658)			$6,668,075

Issuer	Shares	Value

Limited Partnerships 6.7%
UNITED STATES 6.7%
8Point3 Energy Partners LP (a)	34,859	$554,955
Columbia Pipeline Partners LP	197,901	4,638,800
Fortress Transportation & Infrastructure Investors LLC (a)	354,000	6,219,780
Plains GP Holdings LP, Class A	303,594	7,784,150
Valero Energy Partners LP	64,347	3,022,379
Total		22,220,064
Total Limited Partnerships (Cost: $20,172,562)		$22,220,064

	Shares	Value

Money Market Funds 2.2%
Columbia Short-Term Cash Fund, 0.124% (d)(e)	7,463,425	7,463,425
Total Money Market Funds (Cost: $7,463,425)		$7,463,425
Total Investments (Cost: $306,040,054) (f)		$333,482,543	(g)
Other Assets & Liabilities, Net		825,215
Net Assets		$334,307,758

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $39,724,112 or 11.88% of net assets.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	The rate shown is the seven-day current annualized yield at July 31, 2015.
(e)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,524,681	45,839,918	(44,901,174)	7,463,425	1,492	7,463,425

(f)

At July 31, 2015, the cost of securities for federal income tax purposes was approximately $306,040,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$38,332,000
Unrealized Depreciation	(10,889,000)
Net Unrealized Appreciation	$27,443,000

(g)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Currency Legend
MXN	Mexican Peso

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                                           Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                                           Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                                           Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2015:

	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	9,082,579	—	9,082,579
Finland	—	4,213,052	—	4,213,052
France	—	8,309,112	—	8,309,112
Ireland	6,243,766	—	—	6,243,766
Italy	—	8,809,610	—	8,809,610
Japan	—	4,772,189	—	4,772,189
Marshall Islands	2,216,778	—	—	2,216,778
Spain	—	17,450,701	—	17,450,701
Sweden	—	4,100,688	—	4,100,688
Switzerland	6,079,146	—	—	6,079,146
United Kingdom	21,253,003	8,699,495	—	29,952,498
United States	156,673,328	—	—	156,673,328
Total Common Stocks	192,466,021	65,437,426	—	257,903,447
Convertible Preferred Stocks	15,233,972	—	—	15,233,972
Corporate Bonds & Notes	—	23,993,560	—	23,993,560
Convertible Bonds	—	6,668,075	—	6,668,075
Limited Partnerships
United States	22,220,064	—	—	22,220,064
Money Market Funds	7,463,425	—	—	7,463,425
Total Investments	237,383,482	96,099,061	—	333,482,543

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
5,718,499	—	—	5,718,499

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Item 2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2015